UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2021

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip

Code)

Registrant’s telephone number,

including area code
(
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class:
Trading symbol:

Name of each exchange on

which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting

standards provided pursuant to Section 13(a) of the

Exchange
Act.

☐

ITEM 8.01.

OTHER EVENTS.

On March

17, 2021,

Orchid Island

Capital, Inc.

(the “Company”)

announced that

the Board

of Directors

of the

Company
declared a dividend for the month of March 2021 of $0.065 per share of the Company’s common stock to be paid on April 28,
2021 to holders of record

on March 31, 2021,

with an ex-dividend date of

March 30, 2021. In

addition, the Company announced
certain details of its RMBS

portfolio as of February

28, 2021 as well as

certain other information regarding

the Company.

A
copy of the

Company’s press

release announcing the

dividend and the

other information regarding

the Company is

attached
hereto as Exhibit 99.1 and incorporated herein by this reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward

-looking statements within the meaning of the Private Securities Litigation
Reform Act

of 1995

and other

federal securities

laws, including,

but not

limited to,

statements about

the Company’s
distributions and expected funding of

purchased assets and anticipated borrowings.

These forward-looking statements are based
upon the Company’s

present expectations, but

the Company cannot assure

investors that actual results

will not vary from

the
expectations contained

in the forward

-looking statements.

Investors should

not place

undue reliance

upon forward

looking
statements. For further

discussion of the

factors that could

affect outcomes,

please refer to

the “Risk Factors”

section of the
Company's most

recent Annual

Report on

Form 10

-K for

the fiscal

year ended

December 31,

2020.

All forward

-looking
statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may

affect the Company.

Except as required by law,

the Company is not obligated to, and
does not intend

to, update or revise

any forward-looking statements,

whether as a result

of new information,

future events or
otherwise.

ITEM 9.01. FINANCIAL STATEMENTS

AND EXHIBITS.

(d)

Exhibits

Exhibit No. Description
99.1
Press Release dated March 17, 2021
104
Cover Page Interactive Data File (embedded within the

Inline XBRL
document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer